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                                                                   EXHIBIT 10.47

                               SECURITY AGREEMENT


               THIS SECURITY AGREEMENT, dated as of March 5, 1999, is made by Safeskin Corporation, a Florida corporation (the "Borrower"), and those Subsidiaries of the Borrower that are parties hereto, as indicated on the signature pages hereof, and/or that become parties hereto in the manner provided in Section 22 hereof, jointly and severally, in favor of Union Bank of California, N.A., or any successor collateral agent, as the Collateral Agent under the Intercreditor Agreement referred to below, for the ratable benefit of each of the Secured Creditors, as Secured Party, with reference to the following facts:


                                    RECITALS

               A. The Secured Creditors described in the Intercreditor and Collateral Agency Agreement, of even date herewith, by and among Union Bank of California, N.A. as the Bank Agent, the Noteholders therein named, the Synthetic Lease Investor therein named, Union Bank of California, N.A. as the Synthetic Lease Financing Agent, Union Bank of California, N.A. as the Collateral Agent, the Borrower and the Grantors and Guarantors therein named (as amended or supplemented from time to time, the "Intercreditor Agreement"), pursuant to their respective Transaction Documents, have agreed to provide certain credit facilities to the Borrower or to the Synthetic Lease Borrower, as applicable.

               B. The respective Transaction Documents of the Secured Creditors require, as a condition precedent to the availability of the credit facilities to be provided thereunder by the Secured Creditors, that Grantors secure the payment and performance of the Outstanding Obligations with a security interest in and Lien on all of Grantors' personal property.

               C. Pursuant to the Intercreditor Agreement, each of the Secured Creditors appointed Secured Party as its collateral agent, and Secured Party accepted such appointment.

               D. Accordingly, the Secured Creditors require that Grantors enter into this Agreement and grant Secured Party a security interest in and Lien, for the ratable benefit of the Secured Creditors, as herein provided.

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               E. Each Grantor expects to realize direct and indirect benefits as a result of the availability of the credit facilities to be provided to the Borrower or to the Synthetic Lease Borrower, as applicable, by the Secured Creditors under their respective Transaction Documents.

                                    AGREEMENT

               NOW, THEREFORE, in order to induce the Secured Creditors to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantors hereby jointly and severally represent, warrant, covenant, agree, assign and grant as follows:

               1. Definitions. This Agreement is the Security Agreement referred to in the Intercreditor Agreement and is one of the Transaction Documents. Terms defined in the Intercreditor Agreement and not otherwise defined in this Agreement shall have the meanings defined for those terms in the Intercreditor Agreement. Terms defined in the California Uniform Commercial Code and not otherwise defined in this Agreement or in the Intercreditor Agreement shall have the meanings defined for those terms in the California Uniform Commercial Code. As used in this Agreement, the following terms shall have the meanings respectively set forth after each:

               "Agreement" means this Security Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof, including, without limitation, any documents or agreements by which additional Grantors become party hereto.

               "Cash" means all monetary and non-monetary items owned by Grantors that are treated as cash in accordance with GAAP, consistently applied.

               "Collateral" means and includes all present and future right, title and interest of Grantors, or any one or more of them, in or to any Property or assets whatsoever, and all rights and powers of Grantors, or any one or more of them, to transfer any interest in or to any Property or assets whatsoever, including, without limitation, any and all of the following
Property:

                      (a) All present and future accounts, accounts receivable, agreements, contracts, leases, contract rights, rights to payment, instruments, documents, chattel paper, security agreements, guaranties, letters of credit, undertakings, surety bonds, insurance policies (whether or not required by the terms of the respective Transaction Documents of the Secured Creditors), notes and drafts, and all forms of obligations owing to any Grantor or in which any



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         Grantor may have any interest, however created or arising and whether or not earned by performance;

                      (b) All present and future general intangibles, all tax refunds of every kind and nature to which any Grantor now or hereafter may become entitled, however arising, all other refunds, and all deposits, reserves, loans, royalties, cost savings, deferred payments, goodwill, choses in action, liquidated damages, rights to indemnification, trade secrets, computer programs, software, customer lists, trademarks, trade names, patents, licenses, copyrights, technology, processes, proprietary information and insurance proceeds of which any Grantor is a beneficiary;

                      (c) All present and future deposit accounts of any Grantor, including, without limitation, any demand, time, savings, passbook or like account maintained by any Grantor with any bank, savings and loan association, credit union or like organization, and all money, Cash and Cash equivalents of any Grantor, whether or not deposited in any such deposit account;

                      (d) All present and future books and records, including, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to any Grantor or the business thereof, all receptacles and containers for such records, and all files and correspondence;

                      (e) All present and future goods, including, without limitation, all consumer goods, farm products, inventory, equipment, machinery, tools, molds, dies, furniture, furnishings, fixtures, trade fixtures, motor vehicles, and all other goods used in connection with or in the conduct of any Grantor's business;

                      (f) All present and future inventory and merchandise, including, without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts or documents of title relating to any of the foregoing;

                      (g) All present and future stocks, bonds, debentures, securities, subscription rights, options, warrants, puts, calls, certificates, partnership interests, joint venture interests, Investments and/or brokerage accounts and all rights, preferences, privileges, dividends, distributions, redemption payments, or liquidation payments with respect thereto;

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                      (h) All present and future accessions, appurtenances,
        components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

                      (i) All other tangible and intangible Property of any Grantor;

                      (j) All rights, remedies, powers and/or privileges of any Grantor with respect to any of the foregoing; and

                      (k) Any and all proceeds and products of any of the foregoing, including, without limitation, all money, accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds, and any other tangible or intangible property received upon the sale or disposition of any of the foregoing;

provided that the term "Collateral", as used in this Agreement, shall not include the following: (i) interests pledged pursuant to the Pledge Agreement, or (ii) Real Property or any interest therein.

               "GAAP" means, as of any date of determination, accounting principles (a) set forth as generally accepted in then currently effective Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) set forth as generally accepted in then currently effective Statements of the Financial Accounting Standards Board or
(c) that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "consistently applied," as used in connection therewith, means that the accounting principles applied are consistent in all material respects with those applied at prior dates or for prior periods.

               "Governmental Agency" means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body or (c) any court or administrative tribunal of competent jurisdiction.

               "Grantors" means the Borrower and those Significant Domestic Subsidiaries of the Borrower that are parties hereto as indicated on the signature pages hereof, or that become parties hereto as provided in Section 22 hereof, and each of them, and any one or more of them, jointly and severally. At such times, if any, as no



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Domestic Subsidiaries of the Borrower are parties hereto, the term "Grantors"
shall refer solely to the Borrower.

               "Investment" means, when used in connection with any Grantor, any investment by or of that Grantor, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of a loan, advance creating a debt, capital contribution, guaranty or other debt or equity participation or interest in any other Person, including any partnership and joint venture interests of such Person.

               "Laws" means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and administrative or judicial precedents.

               "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, lien or charge of any kind, whether voluntarily incurred or arising by operation of Law or otherwise, affecting any Property, including any conditional sale or other title retention agreement, any lease in the nature of a security interest, and/or the filing of any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the Uniform Commercial Code or comparable Law of any jurisdiction with respect to any Property.

               "Permitted Encumbrances" means:

                      (a) inchoate Liens incident to construction on or maintenance of Property; or Liens incident to construction on or maintenance of Property now or hereafter filed of record for which adequate reserves have been set aside (or deposits made pursuant to applicable Law) and which are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such Property is subject to a material impending risk of loss or forfeiture;

                      (b) Liens for taxes and assessments on Property which are not yet past due; or Liens for taxes and assessments on Property for which adequate reserves have been set aside and are being contested in good faith by appropriate proceedings and have not proceeded to judgment, provided that, by reason of nonpayment of the obligations secured by such Liens, no such Property is subject to a material impending risk of loss or forfeiture;

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                      (c) defects and irregularities in title to any Property
        which in the aggregate do not materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held;

                      (d) easements, exceptions, reservations, or other agreements for the purpose of pipelines, conduits, cables, wire communication lines, power lines and substations, streets, trails, walkways, drainage, irrigation, water, and sewerage purposes, dikes, canals, ditches, the removal of oil, gas, coal, or other minerals, and other like purposes affecting Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

                      (e) easements, exceptions, reservations, or other agreements for the purpose of facilitating the joint or common use of Property in or adjacent to a shopping center or similar project affecting Property which in the aggregate do not materially burden or impair the fair market value or use of such Property for the purposes for which it is or may reasonably be expected to be held;

                      (f) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, the use of any Property;

                      (g) rights reserved to or vested in any Governmental Agency to control or regulate, or obligations or duties to any Governmental Agency with respect to, any right, power, franchise, grant, license, or permit;

                      (h) present or future zoning laws and ordinances or other laws and ordinances restricting the occupancy, use, or enjoyment of Property;

                      (i) statutory Liens, other than those described in clauses
        (a) or (b) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith, provided that, if delinquent, adequate reserves have been set aside with respect thereto and, by reason of nonpayment, no Property is subject to a material impending risk of loss or forfeiture;

                      (j) covenants, conditions, and restrictions affecting the use of Property which in the aggregate do not materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held;

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                      (k) rights of tenants under leases and rental agreements
        covering Property entered into in the ordinary course of business of the Person owning such Property;

                      (l) Liens consisting of pledges or deposits to secure obligations under workers' compensation laws or similar legislation, including Liens of judgments thereunder which are not currently dischargeable;

                      (m) Liens consisting of pledges or deposits of Property to secure performance in connection with operating leases made in the ordinary course of business, provided the aggregate value of all such pledges and deposits in connection with any such lease does not at any time exceed 20% of the annual fixed rentals payable under such lease;

                      (n) Liens consisting of deposits of Property to secure bids made with respect to, or performance of, contracts (other than contracts creating or evidencing an extension of credit to the depositor);

                      (o) Liens consisting of any right of offset, or statutory bankers' lien, on bank deposit accounts maintained in the ordinary course of business so long as such bank deposit accounts are not established or maintained for the purpose of providing such right of offset or bankers' lien;

                      (p) Liens consisting of deposits of Property to secure statutory obligations of Borrower;

                      (q) Liens consisting of deposits of Property to secure (or in lieu of) surety, appeal or customs bonds;

                      (r) Liens created by or resulting from any litigation or legal proceeding in the ordinary course of business which is currently being contested in good faith by appropriate proceedings, provided that adequate reserves have been set aside and no material Property is subject to a material impending risk of loss or forfeiture; and

                      (s) other non-consensual Liens incurred in the ordinary course of business but not in connection with the incurrence of any indebtedness, which do not in the aggregate, when taken together with all other Liens, materially impair the fair market value or use of the Property for the purposes for which it is or may reasonably be expected to be held.

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               "Property" means any interest of Grantors in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

               "Real Property" means all real property now or hereafter owned, leased or occupied by Grantors.

               "Secured Party" means the Collateral Agent, who shall hold the Liens and security interests granted hereunder for the ratable benefit of each of the Secured Creditors.

               2. Further Assurances. Concurrent with its execution and delivery of this Agreement to Secured Party and thereafter, each Grantor shall execute and deliver to Secured Party all such financing statements and other agreements, instruments and documents in form and substance satisfactory to Secured Party as shall be reasonably necessary or desirable to perfect fully, when filed and/or recorded, and to ensure the first-priority status of, Secured Party's security interests granted pursuant to Section 3 of this Agreement. At any time and from time to time, Secured Party shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, and to take all such other actions, as Secured Party may reasonably deem appropriate to perfect and to maintain perfected, and to ensure the first-priority status of, the security interests granted in Section 3 of this Agreement. At Secured Party's request, whether before or after the occurrence of a Triggering Event, each Grantor shall execute all such further financing statements, instruments and documents, and shall do all such further acts and things, as reasonably may be deemed necessary or desirable by Secured Party to create and perfect, and to continue and preserve, an indefeasible security interest in the Collateral in favor of Secured Party, or the priority thereof. With respect to any Collateral consisting of certificated securities, instruments, documents, certificates of title or the like, as to which Secured Party's security interest need be perfected by, or the priority thereof need be assured by, possession of such Collateral, Grantors will upon demand of Secured Party deliver possession of same in pledge to Secured Party. With respect to any Collateral consisting of securities, instruments, partnership or joint venture interests or the like, Grantors hereby consent and agree that the issuers of, or obligors on, any such Collateral, or any registrar or transfer agent or trustee for any such Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder or with respect to any such Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.



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               3. Security Agreement. For valuable consideration, Grantors, and each of them, hereby assign and pledge to Secured Party, and grant to Secured Party a first-priority security interest in, all presently existing and hereafter acquired Collateral, as security for the timely payment and performance of the Outstanding Obligations, and each of them. This Agreement is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Outstanding Obligations, including those arising under successive transactions which shall either continue the Outstanding Obligations, increase or decrease them, or from time to time create new Outstanding Obligations after all or any prior Outstanding Obligations have been satisfied, and notwithstanding the bankruptcy of any Grantor or any other Person or any other event or proceeding affecting any Person.

               4. Grantors' Representations, Warranties and Agreements. Except as otherwise disclosed to Secured Party in writing concurrently herewith, Grantors represent, warrant and agree that: (a) each Grantor will pay, prior to delinquency, all taxes, charges, Liens and assessments against the portion of the Collateral owned by it, except Permitted Encumbrances, Liens permitted under the Transaction Documents, and such other Liens as are timely contested in good faith, and upon its failure to pay or so contest such taxes, charges, Liens and assessments, Secured Party at its option may pay any of them, and Secured Party shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same; (b) the Collateral will not be used for any unlawful purpose or in violation of any Law, regulation or ordinance, nor used in any way that will void or impair any insurance required to be carried in connection therewith; (c) each Grantor will, to the extent consistent with good business practice, keep the portion of the Collateral owned by it in reasonably good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with such portion of the Collateral in all such ways as are considered good practice by owners of like Property; (d) each Grantor will take all reasonable steps to preserve and protect the Collateral; (e) each Grantor will maintain, with responsible insurance companies, insurance covering the Collateral against such insurable losses as is required by the respective Transaction Documents of the Secured Creditor and as is consistent with sound business practice, and will cause Secured Party to be designated as an additional insured and loss payee with respect to all insurance (whether or not required by the respective Transaction Documents of the Secured Creditors), will obtain the written agreement of the insurers that such insurance shall not be cancelled, terminated or materially modified to the detriment of Secured Party without at least 30 days prior written notice to Secured Party, and will furnish copies of such insurance policies or certificates to Secured Party promptly upon request therefor; (f) Grantors will promptly notify Secured Party in



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writing in the event of damage to any material portion of the Collateral from any source whatsoever, and, except for the disposition of collections and other proceeds of the Collateral permitted by Section 6 hereof, Grantors will not remove or permit to be removed any part of the Collateral from their places of business without the prior written consent of Secured Party, except for such items of the Collateral as are removed in the ordinary course of business or in connection with any transaction or disposition otherwise permitted by the Transaction Documents; and (g) in the event any Grantor changes its name or its address as either are set forth herein or in any Transaction Document, such Grantor will notify Secured Party of such name and/or address change promptly, but in any event, within five (5) Business Days.

               5. Secured Party's Rights Regarding Collateral. At any time (whether or not a Triggering Event has occurred), without notice or demand and at the expense of each Grantor with regard to the portion of the Collateral owned by it, Secured Party may, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to:
(a) at all reasonable times on reasonable notice, enter upon any premises on which Collateral is situated and examine the same or (b) perform any obligation of any Grantor under this Agreement or any obligation of any other Person under the Transaction Documents. At any time and from time to time, at the expense of each Grantor with regard to the portion of the Collateral owned by it, Secured Party may, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to, request from obligors on the Collateral, in the name of any Grantor or in the name of Secured Party, information concerning the Collateral and the amounts owing thereon. Each Grantor shall maintain books and records pertaining to the Collateral in such detail, form and scope as Secured Party shall reasonably require consistent with Secured Party's interests hereunder. Each Grantor shall at any time at Secured Party's request mark the Collateral and/or such Grantor's ledger cards, books of account and other records relating to the Collateral with appropriate notations satisfactory to Secured Party disclosing that they are subject to Secured Party's security interests. Secured Party shall at all reasonable times on reasonable notice have full access to and the right to audit any and all of Grantors' books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral and to do whatever else Secured Party reasonably may deem necessary or desirable to protect its interests; provided, however, that any such action which involves communicating with customers of Grantors shall be carried out by Secured Party through Grantors' independent auditors unless Secured Party shall then have the right directly to notify obligors on the Collateral as provided in Section 9. Secured Party shall be under no duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral, whether or not a Triggering



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Event shall have occurred, or to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Outstanding Obligations. Secured Party shall be under no duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of any Grantor therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith.

               6. Collections on the Collateral. Except as otherwise provided in any Transaction Document, Grantors shall have the right to use and to continue to make collections on and receive dividends and other proceeds of all of the Collateral in the ordinary course of business so long as no Triggering Event shall have occurred and be continuing. Upon the occurrence and during the continuance of a Triggering Event, at the option of Secured Party, Grantors' right to make collections on and receive dividends and other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all dividends, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by Grantors in trust for Secured Party and immediately delivered in kind to Secured Party. Any remittance received by any Grantor from any Person shall be presumed to relate to the Collateral and to be subject to Secured Party's security interests. Upon the occurrence and during the continuance of a Triggering Event, Secured Party shall have the sole right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of Secured Party or in the name of the appropriate Grantor, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and each Grantor hereby authorizes Secured Party to affix, by facsimile signature or otherwise, the general or special endorsement of it, in such manner as Secured Party shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Secured Party without appropriate endorsement, and Secured Party and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by the appropriate Grantor, to the same extent as though it were manually executed by the duly authorized officer of the appropriate Grantor, regardless of by whom or under what circumstances or by what authority such facsimile signature or other endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and each Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

               7. Possession of Collateral by Secured Party. All the Collateral now, heretofore or hereafter delivered to Secured Party in its capacity as Secured Party shall be held by Secured Party in its possession, custody and control. Any or all of the



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Collateral delivered to Secured Party in its capacity as Secured Party may be held in an interest-bearing or non-interest-bearing account, in Secured Party's sole and absolute discretion, and Secured Party may, in its discretion, apply any such interest to payment of the Outstanding Obligations during the continuance of a Triggering Event. Nothing herein shall obligate Secured Party to invest any Collateral or obtain any particular return thereon. Upon the occurrence and during the continuance of a Triggering Event, whenever any of the Collateral is in Secured Party's possession, custody or control, Secured Party may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of Grantors' obligations with respect thereto, or otherwise, subject to compliance with the requirements of applicable Laws. Secured Party may at any time deliver or redeliver the Collateral or any part thereof to Grantors, and the receipt of any of the same by any Grantor shall be complete and full acquittance for the Collateral so delivered, and Secured Party thereafter shall be discharged from any liability or responsibility therefor. So long as Secured Party exercises reasonable care with respect to any Collateral in its possession, custody or control, Secured Party shall have no liability for any loss of or damage to such Collateral, and in no event shall Secured Party have liability for any diminution in value of Collateral occasioned by economic or market conditions or events. Secured Party shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of Secured Party is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any Person with respect to any Collateral.

               8. Release of Collateral. Collateral that is required to be released from the Lien created by this Agreement in order to permit Grantor to consummate any disposition of assets or grant any Lien that Grantor is entitled to consummate or grant pursuant to the Transaction Documents, shall be so released by Secured Party at such times and to the extent necessary to permit Grantor to effect such permitted trans actions promptly following the Secured Party's receipt of written request therefor by Grantor specifying the purpose for which release is requested and such further certifi cates or other documents as Secured Party reasonably shall request in its discretion to confirm that Grantor is permitted to effect such permitted transaction and to confirm Secured Party's replacement Liens on appropriate collateral (unless replacement collateral is not required pursuant to the Transaction Documents). Any request for any permitted release shall be transmitted to Secured Party. Secured Party, at the expense of Grantor, promptly shall release and return to Grantor all Collateral in Secured



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Party's possession or under Secured Party's control and shall execute and deliver to Grantor all documents requested by Grantor that are reasonably necessary to release Secured Party's security interest in any Collateral required to be released in accordance with this Section 8. Upon payment in full of all Outstanding Obligations and the termination of all financing commitments by the Secured Creditors, Secured Party, at the expense of Grantor, shall promptly redeliver to Grantor all Collateral in Secured Party's possession or under Secured Party's control and shall execute and deliver to Grantor all documents requested by Grantor that are reasonably necessary to terminate Secured Party's security interest in the Collateral.

               9. Rights Upon Triggering Event. Upon the occurrence and during the continuance of a Triggering Event, subject to compliance with the requirements of applicable Laws, Secured Party shall have, in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that Secured Party may have under applicable Law or in equity or under this Agreement (including, without limitation, all rights set forth in Section 6 hereof) or under any other Transaction Document, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction, and, in addition, the following rights and remedies, all of which may be exercised with or without notice to Grantors and without affecting the obligations of Grantors hereunder or under any other Transaction Document, or the enforceability of the Liens and security interests created hereby: (a) to foreclose the Liens and security interests created hereunder or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process; (b) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same; (c) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be acceptable to Secured Party; (d) to notify obligors on the Collateral that the Collateral has been assigned to Secured Party and that all payments thereon are to be made directly and exclusively to Secured Party; (e) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (f) to cause the Collateral to be registered in the name of Secured Party, as legal owner; (g) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith Secured Party may deposit or surrender control of the Collateral and/or accept other Property in exchange for the Collateral; (h) to settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (i) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of Secured Party or in the name of any Grantor; (j) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of Secured Party or in the name of any Grantor, any and all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and each Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Secured Party which may release any obligor from personal liability on any of the Collateral, and each Grantor waives any right not expressly provided for in this Agreement to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral; and any money or other property received by Secured Party in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Secured Party or Grantors may be applied by Secured Party without notice to Grantors to the Outstanding Obligations in such order and manner as Secured Party in its sole discretion shall determine; (k) to insure, process and preserve the Collateral; (l) to exercise all rights, remedies, powers or privileges provided under any of the Transaction Documents; (m) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Secured Party may, at the cost and expense of each Grantor, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the portion of the Collateral owned by such Grantor or to properly administer and control the handling of collections and reali zations thereon, and Secured Party shall be deemed to have a rent-free tenancy of any premises of any Grantor for such purposes and for such periods of time as reasonably required by Secured Party; (n) to receive, open and dispose of all mail addressed to any Grantor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; provided that Secured Party agrees that it will promptly deliver over to the appropriate Grantor such opened mail as does not relate to the Collateral; and
(o) to exercise all other rights, powers, privileges and remedies of an owner of the Collateral; all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable. Grantors will, at Secured Party's request, assemble the Collateral and make it available to Secured Party at places which Secured Party may reasonably designate, whether at the premises of Grantors or elsewhere, and will make available to Secured Party, free of cost, all premises, equipment and facilities of Grantors for the purpose of Secured Party's taking possession of the

Collateral or storing same or removing or putting the Collateral in salable form or selling or disposing of same.

               Upon the occurrence and during the continuance of a Triggering Event, Secured Party also shall have the right, without notice or demand, either in person, by agent or by a receiver to be appointed by a court (and Grantors hereby expressly consent upon the occurrence and during the continuance of a Triggering Event to the appointment of such a receiver), and without regard to the adequacy of any security for the Outstanding Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Taking possession of the Collateral shall not cure or waive any Triggering Event or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

               Any public or private sale or other disposition of the Collateral may be held at any office of Secured Party, or at Grantors' places of business, or at any other place permitted by applicable Law, and without the necessity of the Collateral's being within the view of prospective purchasers. Secured Party may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine, and Grantors expressly waive any right to direct the order and manner of sale of any Collateral. Secured Party or any Person on Secured Party's behalf may bid and purchase at any such sale or other disposition. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied, first, to the expenses (including reasonable attorneys' fees and disbursements) of retaking, holding, storing, processing and preparing for sale or lease, selling, leasing, collecting, liquidating and the like, and then to the satisfaction of the Outstanding Obligations in such order as shall be determined by Secured Party in its sole and absolute discretion. Grantors and any other Person then obligated therefor shall pay to Secured Party on demand any deficiency with regard thereto which may remain after such sale, disposition, collection or liquidation of the Collateral.

               Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send or otherwise make available to the Borrower, as agent for Grantors and each of them, reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. The requirement of sending reasonable notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to the Borrower at its address set forth in the Intercreditor Agreement, or delivered or otherwise sent to the Borrower, at least five (5) days before the date of the sale. Each Grantor other than the Borrower hereby irrevocably appoints the

Borrower as its agent for the purpose of receiving notice of sale hereunder, and agrees that such Grantor conclusively shall be deemed to have received notice of sale when notice of sale has been given to the Borrower. Each Grantor expressly waives any right to receive notice of any public or private sale of any Collateral or other security for the Outstanding Obligations except as expressly provided for in this paragraph.

               With respect to any Collateral consisting of securities, partnership interests, joint venture interests, Investments or the like, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable Laws, Secured Party may, in its sole and absolute discretion, sell all or any part of such Collateral at private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that the sale may be lawfully conducted. Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any such Collateral is sold at private sale, Grantors agree that if such Collateral is sold for a price which Secured Party in good faith believes to be reasonable under the circumstances then existing, then (a) the sale shall be deemed to be commercially reasonable in all respects, (b) Grantors shall not be entitled to a credit against the Outstanding Obligations in an amount in excess of the purchase price, and (c) Secured Party shall not incur any liability or responsibility to Grantors in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Grantors recognize that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by Secured Party of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

               Upon consummation of any sale of Collateral hereunder, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of any Grantor or any other Person, and each Grantor hereby waives (to the extent permitted by applicable Laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of Law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the Outstanding Obligations until such amount actually is received by Secured Party, and any Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

               10. Voting Rights; Dividends; etc. With respect to any Collateral consisting of securities, partnership interests, joint venture interests, Investments or the like (referred to collectively and individually in this Section 10 and in Section 11 as the "Investment Collateral"), so long as no Triggering Event has occurred and is continuing:

                      10.1 Voting Rights. Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Investment Collateral, or any part thereof, for any purpose not inconsistent with the terms of this Agreement, the Intercreditor Agreement, or the Transaction Documents.

                      10.2 Dividend and Distribution Rights. Except as otherwise provided in any Transaction Document, Grantors shall be entitled to receive and to retain and use any and all dividends or distributions paid in respect of the Investment Collateral; provided, however, that, subject to compliance with the requirements of applicable Laws, any and all such dividends or distributions received in the form of capital stock, certificated securities, warrants, options or rights to acquire capital stock or certificated securities forthwith shall be, and the certificates representing such capital stock or certificated securities, if any, forthwith shall be delivered to Secured Party to hold as pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of Secured Party, be segregated from the other Property of such Grantor, and forthwith be delivered to Secured Party as pledged Collateral in the same form as so received (with any necessary endorsements).

               11. Rights During Triggering Event. With respect to any Investment Collateral, so long as a Triggering Event has occurred and is continuing:

                      11.1 Voting, Dividend, and Distribution Rights. At the option of Secured Party, subject to compliance with the requirements of applicable Laws, all rights of Grantors to exercise the voting and other consensual rights which they would otherwise be entitled to exercise pursuant to
Section 10.1 above, and to receive the dividends and distributions which they would otherwise be authorized to receive and retain pursuant to Section 10.2 above, shall cease, and all such rights thereupon shall become vested solely in Secured Party which thereupon shall have the sole right to exercise such voting and other consensual rights and to receive and to hold as pledged Collateral such dividends and distributions.

                      11.2 Dividends and Distributions Held in Trust. All dividends and other distributions which are received by Grantors contrary to the provisions of this Agreement shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Grantors, and forthwith shall be paid over to Secured Party as pledged Collateral in the same form as so received (with any necessary endorsements).

                      11.3 Irrevocable Proxy. Subject to compliance with the requirements of applicable Laws, each Grantor does hereby revoke all previous proxies with regard to the Investment Collateral and appoint Secured Party as its proxyholder to attend and vote at any and all meetings of the shareholders or other equity holders of the Persons that issued the Investment Collateral and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy, and to execute any and all written consents of shareholders or equity holders of such Persons executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if such Grantor had personally attended the meetings or had personally voted its shares or other interests or had personally signed the written consents; provided, however, that the proxyholder shall have rights hereunder only upon the occurrence and during the continuance of a Triggering Event. Each Grantor hereby authorizes Secured Party to substitute another Person as the proxyholder and, upon the occurrence and during the continuance of a Triggering Event, hereby authorizes the proxyholder to file this proxy and any substitution instrument with the secretary or other appropriate official of the appropriate Person. This proxy is coupled with an interest and is irrevocable until such time as all Outstanding Obligations have been paid and performed in full.

               12. Attorney-in-Fact. Each Grantor hereby irrevocably nominates and appoints Secured Party as its attorney-in-fact for the following purposes, subject to compliance with the requirements of applicable Laws: (a) to do all acts and things which Secured Party may deem necessary or advisable to perfect and continue perfected the security interests created by this Agreement and, upon the occurrence of a Triggering Event, to preserve, process, develop, maintain and protect the Collateral; (b) upon the occurrence and during the continuance of a Triggering Event, to do any and every act which any Grantor is obligated to do under this Agreement, at the expense of the Grantor so obligated and without any obligation to do so; (c) to prepare, sign, file and/or record, for any Grantor, in the name of the appropriate Grantor, any financing statement, application for registration, or like paper, and to take any other action deemed by Secured Party necessary or desirable in order to perfect or maintain perfected the security interests granted hereby; and (d) upon the occurrence and during the continuance of a Triggering Event, to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect Secured Party's security interests therein; provided, however, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and, absent bad faith or actual malice, Secured Party shall have no liability or responsibility for any act taken or omission with respect thereto.

               13. Costs and Expenses. Each Grantor agrees to pay to Secured Party all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Secured Party in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Secured Party in exercising any right, privilege, power or remedy conferred by this Agreement (including, without limitation, the right to perform any Outstanding Obligation of any Grantor under the Transaction Documents), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Outstanding Obligations and shall be paid to Secured Party by each Grantor, immediately upon demand, together with interest thereon at the rates provided for under the applicable Transaction Document.

               14. Statute of Limitations and Other Laws. Until the Outstanding Obligations shall have been paid and performed in full, the power of sale and all other rights, privileges, powers and remedies granted to Secured Party hereunder shall continue to exist and may be exercised by Secured Party at any time and from time to time irrespective of the fact that any of the Outstanding Obligations may have become barred by any statute of limitations. Each Grantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent permitted by applicable Law.

               15. Other Agreements. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other security or other agreement executed by any Grantor or in connection with the Outstanding Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Intercreditor Agreement or any other Transaction Document that apply to Transaction Documents generally are fully applicable to this Agreement and are incorporated herein by this reference.

               16. Incorporation of Suretyship Provisions and Waivers. The attached Exhibit B, "Suretyship Provisions and Waivers", is hereby incorporated by this reference as though set forth herein in full.

               17. Condition of the Borrower and Its Subsidiaries. Each Grantor represents and warrants to Secured Party that each Grantor has established adequate means of obtaining from the Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of the Borrower and its Subsidiaries and their Properties, and each Grantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the Borrower and its Subsidiaries and their Properties. Each Grantor hereby expressly waives and relinquishes any duty on the part of Secured Party (should any such duty exist) to disclose to any Grantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of the Borrower or its Subsidiaries or their Properties, whether now known or hereafter known by Secured Party during the life of this Agreement. With respect to any of the Outstanding Obligations, Secured Party need not inquire into the powers of the Borrower or any Subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Outstanding Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

               18. Liens on Real Property. In the event that all or any part of the Outstanding Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting Liens on any interests in Real Property, each Grantor authorizes Secured Party, upon the occurrence and during the continuance of any Triggering Event, at its sole option, without notice or demand and without affecting any Outstanding Obligations of any Grantor, the enforceability of this Agreement, or the validity or enforceability of any Liens of Secured Party on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Insofar as the Liens created herein secure the obligations of other Persons, (i) each Grantor expressly waives any defenses to the enforcement of this Agreement or any Liens created or granted hereby or to the recovery by Secured Party against the Borrower or any guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Grantors and may preclude Grantors from obtaining reimbursement or contribution from any of the other Grantors and (ii) each Grantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure Sections 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under California Law or other applicable Law. Each Grantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any Real Property or interest therein subject to any such deeds of trust or mortgages or other instruments and any Grantor's failure to receive any such notice shall not impair or affect such Grantor's Obligations or the enforceability of this Agreement or any Liens created or granted hereby.

               19. Waiver of Rights of Subrogation. Notwithstanding anything to the contrary elsewhere contained herein or in any other Transaction Document to which any Grantor is a party, Grantors hereby waive with respect to the Borrower and its successors and assigns (including any surety) and any other Person, any and all rights at Law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which Grantors may have or hereafter acquire against the Borrower or any other Person in connection with or as a result of Grantors' execution, delivery and/or performance of this Agreement or any other Transaction Document to which any Grantor is a party. Grantors agree that they shall not have or assert any such rights against the Borrower or its successors and assigns or any other attempted setoff to any action commenced against Grantors by any the Borrower (as borrower or in any other capacity) or any other Person. Grantors hereby acknowledge and agree that this waiver is intended to benefit Secured Party and shall not limit or otherwise affect Grantors' liability hereunder, under any other Transaction Document to which any Grantor is a party, or the enforceability hereof or thereof.

               20. Understandings with Respect to Waivers and Consents. Grantors and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Grantors otherwise may have against the Borrower, Secured Party or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by Law.

               21. Continuing Effect. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Outstanding Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by Administrative Agent or any Lender, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Outstanding Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

               22. Additional Grantors. The initial Grantors hereunder shall be the Borrower and the Significant Domestic Subsidiaries as are signatories hereto. From time to time following the Closing Date, additional Significant Domestic Subsidiaries of the Borrower may become parties hereto, as additional Grantors, by executing and delivering to Secured Party an Instrument of Joinder substantially in the form of Exhibit A, accompanied by such documentation as the Secured Party may require in connection therewith, wherein such additional Grantors agree to become a party hereto and to be bound hereby. Upon delivery of such Instrument of Joinder to and acceptance thereof by Secured Party, notice of which acceptance is hereby waived by Grantors, each such additional Grantor shall be as fully a party hereto as if such Grantor were an original signatory hereof. Each Grantor expressly agrees that its Outstanding Obligations and the Liens upon its Property granted herein shall not be affected or diminished by the addition or release of additional Grantors hereunder, nor by any election of Secured Party not to cause any Significant Domestic Subsidiary of the Borrower to become an additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor who is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

               23. Release of Grantors. This Agreement and all Outstanding Obligations of Grantors hereunder shall be released when all Outstanding Obligations have been paid in full in cash or otherwise performed in full and when no portion of the respective financing commitments of the Secured Creditors remains outstanding. Upon such release of Grantors' Outstanding Obligations hereunder, Secured Party shall promptly return any pledged Collateral to Grantors, or to the Person or Persons legally entitled thereto, and shall promptly endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of Secured Party's interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, Grantors.

               24. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

               25. Additional Powers and Authorization. Secured Party shall be entitled to the benefits accruing to it as the Collateral Agent under the Intercreditor Agreement. Notwithstanding anything contained herein to the contrary, Secured Party may employ agents, trustees, or attorneys-in-fact and may vest any of them with any Property (including, without limitation, any Collateral pledged hereunder), title, right or power deemed necessary for the purposes of such appointment.

               26. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

               27. WAIVER OF JURY TRIAL. EACH GRANTOR AND SECURED PARTY EXPRESSLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE INTERCREDITOR AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GRANTOR AND SECURED PARTY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, THE INTERCREDITOR AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE INTERCREDITOR AGREEMENT AND THE OTHER INTERCREDITOR DOCUMENTS. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE

CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

               IN WITNESS WHEREOF, each Grantor has executed this Agreement by its duly authorized officer as of the date first written above.

                                   "Grantors"

                                   SAFESKIN CORPORATION,
                                   a Florida corporation

                                   By:
                                      ----------------------------------------
                                   Name:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------


                                   SAFESKIN SCIENTIFIC CORPORATION,
                                   a California corporation


                                   By:
                                      ----------------------------------------
                                   Name:
                                      ----------------------------------------
                                   Title:
                                      ----------------------------------------

                                   ACCEPTED AND AGREED
                                   AS OF THE DATE FIRST
                                   ABOVE WRITTEN:

                                   "Secured Party"

                                   UNION BANK OF CALIFORNIA, N.A.,
                                   as Collateral Agent,
                                   for and on behalf of the Secured Creditors

                                   By:
                                      -----------------------------------------
                                      Douglas S. Lambell
                                      Vice President